ASSUMPTION AGREEMENT

          THIS ASSUMPTION AGREEMENT (the "Agreement") is made this ___ day of February, 1996 by and between COLUMBIA SPORTSWEAR COMPANY ("Columbia Sportswear"), TIMOTHY P. BOYLE and DON SANTORUFO (together, the "Borrower"), and FIRST INTERSTATE BANK OF OREGON, N.A. (the "Bank").

RECITALS:

          A. Bank loaned Columbia Sportswear the principal sum of Three Million Four Hundred Sixteen Thousand and no/100 Dollars ($3,416,000.00) (the "Loan") pursuant to that certain loan agreement dated May 19, 1994 between Bank and Columbia Sportswear (with any amendments, the "Loan Agreement"). The Loan was further evidenced by that certain promissory note dated May 19, 1994 in the original principal sum of $3,416,000.00 made by Columbia Sportswear in favor of Bank and with an original maturity date of June 1, 2009 (with any amendments, extensions or renewals, the "Note").

          B. The Loan is secured by a commercial deed of trust dated May 19, 1994 granted by Columbia Sportswear, naming Chicago Title Insurance Company as trustee in favor of Bank as beneficiary (with any amendments, the "Trust Deed"). The Trust Deed encumbers, among other things, the real property described in Exhibit A attached to this Agreement and by this reference made a part of it (the "Real Property"). The Trust Deed was recorded May 19, 1994, Recorder's Fee No. 94-079047, Multnomah County, Oregon, records.

          C. Borrower acquired the Real Property and assumed the obligations of Columbia Sportswear under the Loan Documents (as defined below) pursuant to that certain Assumption Agreement dated June 8, 1994 between Columbia Sportswear, Bank and Borrower.

          D. In connection with Columbia Sportswear's re-acquisition of the Real Property, Borrower and Columbia Sportswear desire for Columbia Sportswear to assume the obligations of Borrower to Bank under the Loan Documents (as defined below). Bank is willing to permit such an assumption under the terms of this Agreement.

          NOW, THEREFORE, in consideration of the foregoing recitals, which are expressly incorporated in and made a part of this Agreement, and of the mutual covenants, conditions and promises specified in this Agreement, and for other good and valuable consideration, Columbia Sportswear, Borrower, and Bank agree as follows:

          1. Definitions. The term "Loan Documents" shall mean all documents executed in connection with or contemplated by the Loan, together with all amendments to such documents. Loan Documents include, without limitation, the Note, the Loan Agreement, and the Trust Deed.

Page 1 - ASSUMPTION AGREEMENT

          Capitalized terms which are defined in the foregoing recitals or other provisions of this Agreement shall have the meaning given those terms in such recitals or other provisions. Capitalized terms which are not defined in this Agreement and are defined in the Loan Documents shall have the meaning given those terms in the applicable Loan Documents.

          2. Agreement Fee. As part of the consideration to induce Bank to enter into this Agreement, Columbia Sportswear, upon execution of this Agreement, shall pay to Bank a fee of One Thousand and No/100 Dollars ($1,000.00).

          3. Amounts Due on Loan Documents. As of the date hereof, there remains due and owing on the Note and other Loan Documents an unpaid principal balance of Three Million Two Hundred Thirty Thousand Sixty-Nine and 22/100 Dollars ($3,230,069.22).

          4. Assumption of Liability. Columbia Sportswear assumes and agrees to pay and perform all the liabilities and obligations of borrower as evidenced in the Loan Agreement, Note, Trust Deed, and other Loan Documents and to abide by all the warranties and terms thereof. Columbia Sportswear agrees that payments due Bank under the Note and other Loan Documents shall be paid directly to Bank or through an escrow satisfactory to Bank. Notwithstanding anything contained in the Loan Agreement, Note, Trust Deed and other Loan Documents to the contrary, Bank shall now have full recourse to Columbia Sportswear and its assets to recover all amounts due and owing under the Loan Agreement, Note, Trust Deed and other Loan Documents. Bank hereby consents to the transfer of the Real Property by Borrower to Columbia Sportswear.

          5. Borrower Released. Bank agrees that the Borrower is hereby discharged and released from liability accruing after the date hereof under the Loan Agreement, Note and other Loan Documents.

          6. Financial Information. Within one hundred twenty (120) days of fiscal year-end, Columbia Sportswear shall provide to Bank annually CPA-audited financial statements. All financial statements shall be prepared in accordance with generally accepted accounting principles in form and substance acceptable to Bank and certified to be complete and accurate in all respects.

          7. Debt Service Coverage Ratio. During the term of the Loan, the debt service coverage ratio ("DSCR") shall not be less than 1.5:1.0. If the DSCR falls below the 1.5:1.0 ratio, the Bank may, upon thirty (30) days' written notice specifying the amount of the required reduction, require Columbia Sportswear to reduce the then outstanding principal balance of the Note by such amount that the minimum 1.5:1.0 ratio will be achieved.

          The DSCR shall mean the ratio of (a) the sum of net profit after Subchapter-S tax distributions plus noncash charges (such as depreciation) plus interest expense divided by (b) the sum of scheduled maturities of long term debt and capitalized lease payments plus interest expense plus nontax Subchapter-S distributions.

Page 2 - ASSUMPTION AGREEMENT

          8. Default. Upon any default by Columbia Sportswear under the terms of this Agreement, the Loan Agreement, the Note, the Trust Deed or Loan Documents or upon any default by Columbia Sportswear of any of its obligations to Bank, Bank shall have all rights and remedies available to it under this Agreement, the Loan Agreement, the Note, Trust Deed and other Loan Documents, and at law or in equity, and all rights and remedies shall be cumulative and not alternative. The rights and remedies include, without limitation, declaring the entire outstanding balance of the Loan due and payable.

          9. Attorneys Fees. In consideration of this Agreement, Columbia Sportswear agrees to pay the indebtedness evidenced by the Note, to perform each and all of the conditions and covenants required to be performed by Columbia Sportswear under this Agreement, the Loan Agreement, the Note, Trust Deed and all other Loan Documents, and to pay all costs of Bank in connection with preparation and recording or breach of this Agreement, including, but not limited to, title insurance premiums, attorney fees, recording fees, escrow fees and taxes.

               As used in this Agreement or any other Loan Document, "attorney fees" shall include attorneys fees, if any, which shall be incurred whether or not legal action is commenced and any such fees incurred at trial, arbitration, interpleader, bankruptcy, hearing, or any judicial proceeding, and on appeal.

          10. Arbitration Program.

               (a) Binding Arbitration. Upon the demand of any party ("Party/Parties"), to a Document (as defined below), whether made before the institution of any judicial proceeding or not more than sixty (60) days after service of a complaint, third party complaint, cross-claim or counterclaim or any answer thereto or any amendment to any of the above, any Dispute (as defined below) shall be resolved by binding arbitration in accordance with the terms of this Arbitration Program. A "Dispute" shall include any action, dispute, claim or controversy of any kind, whether founded in contract, tort, statutory or common law, equity, or otherwise now existing or hereafter arising between any of the Parties arising out of, pertaining to or in connection with any agreement, document or instrument to which this Arbitration Program is attached or in which it appears or is referenced or any related agreements, documents, or instruments ("Documents"). Any Party who fails to submit to binding arbitration following a lawful demand by another Party shall bear all costs and expenses, including reasonable attorneys' fees, incurred by the other Party in obtaining a stay of any pending judicial proceeding or compelling arbitration of any Dispute. The parties agree that any agreement, document or instrument which includes, attaches to or incorporates this Arbitration Program represents a transaction involving commerce as that term is used in Federal Arbitration Act, ("FAA") Title 9 United States Code.

               (b) Governing Rules. Arbitrations conducted pursuant to this Arbitration Program shall be administered by the American Arbitration Association ("AAA"), or other mutually agreeable administrator ("Administrator") in accordance with the Commercial Arbitration

Page 3 - ASSUMPTION AGREEMENT

Rules of the AAA. The FAA shall govern any judicial proceedings, resolve any issue of arbitrability, and procedurally govern any arbitration related to this Arbitration Program. The arbitrator(s) shall resolved all Disputes in accordance with the applicable substantive law designated in the Documents. The Parties agree not to assert any claim for punitive damages or prejudgment interest except to the extent such awards are specifically authorized by statute. Judgment upon any award rendered hereunder may be entered in any court having jurisdiction.

               (c) Preservation of Remedies. No provision of, nor the exercise of any rights under, this arbitration clause shall limit the right of any Party to: (1) foreclose against any real or personal property collateral or other security, or obtain a personal or deficiency award; (2) exercise self-help remedies (including repossession and setoff rights); or (3) obtain provisional or ancillary remedies such as injunctive relief, sequestration, attachment, replevin, garnishment, or the appointment of a receiver from a court having jurisdiction. Such rights can be exercised at any time except to the extent such action is contrary to a final award or decision in any arbitration proceeding. The institution and maintenance of an action as described above shall not constitute a waiver of the right of any Party to submit the Dispute to arbitration, nor render inapplicable the compulsory arbitration provisions hereof. Any claim or Dispute related to exercise of any self-help, auxiliary or other rights under this paragraph shall be a Dispute hereunder.

               (d) Arbitrator Powers and Qualifications: Awards. The Parties agree to select a neutral "qualified" arbitrator or a panel of three "qualified" arbitrators to resolve any Dispute hereunder. "Qualified" means a practicing attorney, with not less than ten (10) years practice in commercial law, licensed to practice in the state of the applicable substantive law designated in the Documents. A Dispute in which the claims or amounts in controversy do not exceed One Million and No/100 Dollars ($1,000,000.00), shall be decided by a single arbitrator. A single arbitrator shall have authority to render an award up to but not to exceed One Million and No/100 Dollars ($1,000,000.00) including all damages of any kind whatsoever, costs, fees, attorneys' fees and expenses. Submission to a single arbitrator shall be a waiver of all Parties' claims to recover more than One Million and no/100 Dollars ($1,000,000.00). A Dispute involving claims or amounts in controversy exceeding One Million and No/100 Dollars ($1,000,000.00) shall be decided by a majority vote of a panel of three qualified arbitrators. The Arbitrator(s) shall not have the power to award punitive or exemplary damages except where such damages are specifically provided for by statute upon which the award is based. The arbitrator(s) shall be empowered to, at the written request of any Party in any Dispute, (1) to consolidate in a single proceeding any multiple party claims that are substantially identical; (2) to consolidate any claims and Disputes between other Parties which arise out of or relate to the subject matter hereof; and (3) to administer multiple arbitration claims as class actions in accordance with Rule 23 of the Federal Rules of Civil Procedure. The arbitrator(s) shall be empowered to resolve any dispute regarding the terms of this arbitration clause but shall have no power to change or alter the terms of this Arbitration Program. The Arbitrator(s) shall have the discretion to award reasonable attorneys' fees to the prevailing Party in any Dispute hereunder.

Page 4 - ASSUMPTION AGREEMENT

               (e) Miscellaneous. All statutes of limitation applicable to any Dispute shall apply to any proceeding in accordance with this arbitration clause. The Parties agree, to the maximum extent practicable, to take any action necessary to conclude an arbitration hereunder within 180 days of the filing of a Dispute with the Administrator. The arbitrator(s) shall be empowered to impose sanctions for any Party's failure to proceed within the times established herein. Arbitrations shall be conducted in the state of the applicable substantive law designated in the Documents. The provisions of this Arbitration Program shall survive any termination, amendment, or expiration hereof or of the Documents unless the Parties otherwise expressly agree in writing. Each Party agrees to keep all Disputes and arbitration proceedings strictly confidential, except for disclosures of information required in the ordinary course of business of the Parties or as required by applicable law or regulation. If any provision of this Arbitration Program is declared invalid by any court, the remaining provisions shall not be affected thereby and shall remain fully enforceable. The Parties understand they have decided that upon demand of any of them, their Disputes may be resolved by arbitration rather than in a court and once so decided cannot later be brought, filed or pursued in court.

          11. Release of All Claims and Waiver of All Defenses. In order to induce Bank to enter into this Agreement, Borrower and Columbia Sportswear hereby unconditionally waive and release Bank from all claims, defenses, demands, damages, costs and causes of action of any kind or nature, known or unknown, existing or contingent to date relating to or arising out of the Loan, excepting therefrom, however, Bank's compliance with all of the terms and conditions of this Agreement and future compliance by Bank with all the terms and conditions of the Loan Agreement, Note, Trust Deed and Loan Documents.

          12. Additional Documents. Columbia Sportswear agrees to execute any additional documents requested by Bank to accomplish the assumption of the Loan by Columbia Sportswear.

          13. All Other Terms Unmodified. Except as specifically provided herein, the Loan Agreement, the Note, Trust Deed, and all other Loan Documents shall remain in full force and effect in accordance with their respective terms and conditions. This Agreement is subject to all of the conditions and covenants expressed in the Loan Agreement, Note, the Trust Deed or in any other Loan Documents.

          14. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY BANK AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY BANK TO BE ENFORCEABLE. BORROWER AND COLUMBIA SPORTSWEAR ACKNOWLEDGE RECEIPT OF A COPY OF THIS AGREEMENT.

Page 5 - ASSUMPTION AGREEMENT

          IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement on the date first above written.


COLUMBIA SPORTSWEAR COMPANY             FIRST INTERSTATE BANK OF
OREGON, N.A.

By                                      By
  ---------------------------------       -------------------------------------
Title                                   Title      VICE PRESIDENT
     ------------------------------          ----------------------------------

         "Columbia Sportswear"                        "Bank"


-----------------------------------
         TIMOTHY P. BOYLE

-----------------------------------
         DON SANTORUFO

         "Borrower"

STATE OF OREGON            )
                           : ss.
County of ___________      )

          The foregoing instrument was acknowledged before me this __ day of February, 1996 by Timothy P. Boyle.

                                        ---------------------------------------
                                        Notary Public for Oregon


STATE OF OREGON            )
                           : ss.
County of ____________     )

          The foregoing instrument was acknowledged before me this ____ day of February, 1996 by Don Santorufo.

                                        ---------------------------------------
                                        Notary Public for Oregon

Page 6 - ASSUMPTION AGREEMENT

STATE OF OREGON            )
                           : ss.
County of ____________     )

          The foregoing instrument was acknowledged before me this ____ day of February, 1996 by __________________, the _______________________ of COLUMBIA
SPORTSWEAR COMPANY, on behalf of the corporation.

                                        ---------------------------------------
                                        Notary Public for Oregon



STATE OF OREGON            )
                           : ss.
County of ____________     )

          The foregoing instrument was acknowledged before me this ____ day of February, 1996 by _____________________, who is a _______________________ of
FIRST INTERSTATE BANK OF OREGON, N.A., on behalf of the association.

                                        ---------------------------------------
                                        Notary Public for Oregon


Page 7 - ASSUMPTION AGREEMENT

This space reserved for County Filing Officer use only

State of Oregon              Uniform Commercial Code         Financing Statement

                           Real Property - Form UCC-1A
                  THIS FORM FOR COUNTY FILING OFFICER USE ONLY

This FINANCING STATEMENT is presented to the county filing officer pursuant to the Uniform Commercial Code.

A. Debtor Names(s)    2A. Secured Party Name(s):         4A. Assignee of
COLUMBIA SPORTSWEAR   FIRST INTERSTATE BANK OF           Secured Party (if any):
COMPANY, an Oregon    OREGON, N.A.
corporation
                      2B. Address of Secured Party from
                      which security information is
                      obtainable:
                      Oregon Corporate Division
                      1300 SW 5th Ave.
                      PO Box 3131
                      Portland, OR  97208

This financing statement covers the following types (or items) of property (check if applicable):

|X| The goods are to become fixtures on:     **    |_| The above timber is
                                        ---------      standing on:
                                                                   -------------

|_| The above minerals or the like (including gas and oil) or accounts will be financed at the wellhead or minehead of the well or mine located on:
     (describe real estate)

          **All real and personal property as described in Exhibit A and Exhibit B attached hereto and by this reference incorporated herein and the financing statement is to be filed for record in the real estate records. (If the debtor does not have an interest of record) The name of a record owner is:

|X|  Check box if products of collateral     Number of attached additional
     are also covered                        sheets:   2

Debtor hereby authorizes the Secured Party to record a carbon, photographic or other reproduction of this form, financing statement or securities agreement as a __________ statement under ORS Chapter 79.
_________ of the debtor required in most
cases. _________ of Secured Party in    By: COLUMBIA SPORTSWEAR COMPANY,
cases covered ORS 79.4020                   an Oregon corporation

                                            -----------------------------
                                            -----------------------------
                                            Required signatures(s)

                                  INSTRUCTIONS
PLEASE TYPE THIS FORM.

If the space provided for any item(s) on this form is inadequate, the item(s) should be continued on additional sheets. Only one copy of such additional sheets need to be presented to the county filing officer. DO NOT STAPLE OR TAPE ANYTHING TO THIS FORM.

This form (UCC-1A) should be recorded with the county filing officers who record real estate mortgages. This form cannot be filed with the Secretary of State. Send the Original to the county filing officer.

After the recording process is completed the county officer will return the document to the party indicated. The printed termination statement below may be used to terminate this document.

The RECORDING FEE must accompany the document. The fee is $5 per page.

Be sure that the financing statement has been properly signed. Do not sign the termination statement (below) until this document is to be terminated.

Recording Party contact name: Jim Kennedy             Termination Statement
Recording Party telephone number: (503) 225-2634  This statement of termination of financing is presented for
    Return to: (name and address)                 filing pursuant to the Uniform
First Interstate Bank of Oregon, N.A.             Commercial code. The Secured
Oregon Corporation Division                       Party no longer claims a
PO Box 3131                                       security interest in the
Portland, OR  97208                               financing statement bearing
                                                  the recording number shown
                                                  above. Please do not type
                                                  outside of bracketed area.

                                                  By:
                                                     ---------------------------
                                                     Signature of Secured
                                                     Party(ies) or Assignee(s)

                                    EXHIBIT A

                                LEGAL DESCRIPTION

That portion of Lot 8, Block 26, RIVERGATE INDUSTRIAL DISTRICT, in the City of Portland, County of Multnomah, and State of Oregon, described as follows:

Commencing at the Northwest corner of said Lot 8, Block 26; thence North 90 degrees 00'00" East along the North line of said Lot 8, Block 26, 553.06 feet to the true point of beginning; thence continuing North 90 degrees 00'00" East,
508.00 feet; thence South 00 degrees 00'00" East, 570.00 feet; thence South 90 degrees 00'00" West, 508.00 feet; thence North 00 degrees 00'00" West 570.00 feet to the true point of beginning.

EXCEPTING THEREFROM mineral rights as reserved by the State of Oregon by Deed recorded June 28, 1967, in Book 568, Page 1121, Multnomah County Records.

----
|  |
----
Initial

----
|  |
----
Initial

                                    EXHIBIT B

All buildings, improvements, and tenements now or in the future erected on the property, described in the attached Exhibit A and all previously or in the future vacated alleys and streets abutting the property, and all easements, rights, appurtenances, leases, including, without limitation, the leases or agreements now or hereafter existing, however evidenced, covering all or any portion of the property, together with all rents or monies due or to become due thereunder; and together with all now existing or in the future arising or acquired: (a) revenues, royalties, mineral, oil, and gas rights and profits, water, water rights, and water stock appurtenant to the property; (b) fixtures, machinery, equipment located or to be located on the property, including, without limitation, personal property required for the maintenance and operation of the property (including, but not limited to, engines, boilers, incinerators, building materials, and all appliances, escalators and elevators, and related machinery and equipment, fire prevention and extinguishing apparatus, security and access control apparatus, communications apparatus, plumbing, plumbing fixtures, water heaters, paneling, attached floor and wall coverings); ** (c) estate, interest, claims or demands, and other general intangibles now or in the further relating to the property, including, but not limited to, all insurance which the Debtor now has or may in the future acquire in and to the property, and all present or future refunds or rebates of taxes or assessments on the property described above; (d) present or future plans, specifications, contracts and agreements for construction of improvements on the property; (e) Debtor's rights under any payment, performance or other bond in connection with the construction of any improvements on the property; (f) deposits, cash or other property now owned or hereafter acquired by Debtor and which are now or may in the future be delivered to or otherwise be in the possession of the Secured Party; (g) replacements, substitutions and additions to the foregoing; (h) proceeds and products of all the foregoing. The specific enumerations herein shall not exclude the general.

                      ** other than Debtor's trade fixtures


----
|  |
----
Initial

----
|  |
----
Initial

Submit this form and fee     STATE OF OREGON      THIS SPACE FOR OFFICE USE ONLY
$10.00 per form         Corporation Division - UCC
                          Public Service Building
                      225 Capital Street NE, Suite 151
                           Salem, OR 97310-1327
                     (503) 986-2200 Facsimile (503) 373-1166
UCC-1                STATE FINANCING STATEMENT STANDARD FORM
    PLEASE TYPE OR WRITE LEGIBLY. READ INSTRUCTIONS BEFORE FILLING OUT FORM.

A. DEBTOR NAME(S) (if individual list last name first)    F. LIST THE TYPES (OR
                                                             ITEMS) OF COLLATER-
1.   COLUMBIA SPORTSWEAR COMPANY, an Oregon corporation      AL (ORS 79.4020).
     --------------------------------------------------   Use a separate sheet
                                                          of paper if necessary.
2.
     ---------------------------------------------------  |X| PRODUCTS of
                                                          collateral are also
3.                                                        covered.
     --------------------------------------------------
                                                          All real and personal
                                                          property as described
                                                          in Exhibit A and
                                                          Exhibit B attached
                                                          hereto and by this
                                                          reference incorporated
                                                          herein

DEBTOR MAILING ADDRESS:

6600 N. Baltimore
Portland, OR  97203


B. SECURED PARTY(IES) NAME AND ADDRESS

FIRST INTERSTATE BANK OF OREGON, N.A.
Oregon Corporation Division
1300 SW 5th Ave., P.O. Box 3131
Portland, OR  97208

Contact Name:        Jim Kennedy                  Phone No.:  (503) 225-2634
              ------------------------------------           ----------------

C. ASSIGNEE(S) NAME AND ADDRESS (if any)



Contact Name                                       Phone No.:
              -------------------------------------          ----------------

D. DEBTOR SIGNATURE(S) REQUIRED:


By:                                          By:
   ---------------------------------------      -------------------------------

By:                                          By:
   ---------------------------------------      -------------------------------



E. DEBTOR SIGNATURE(S) NOT REQUIRED. If applicable, check the appropriate box below to file without debtor signature(s). This statement is filed without the debtor signatures(s) to perfect a security interest in collateral. Secured Party must sign, when Debtor signature(s) is not required. See instructions for further information.

|_| Collateral already subject to a security interest in another jurisdiction. |_| Which is proceeds of the described original collateral which was perfected. |_| Collateral as to which the filing has lapsed.
|_| Collateral acquired after a change of name, identity or corporate structure of debtor.

By:                                     By:
   --------------------------------        ------------------------------------
   Secured Party signature                 Secured Party signature

RETURN COPY TO: (name and address). Please do not type or print outside of bracketed area. OR, FAX COPY TO: (name and fax number).


                                        Name: _________________________________

                                        Fax Number: ___________________________

WHEN RECORDED, RETURN TO:

First Interstate Bank of Oregon, N.A.
Oregon Corpora Division, T-19
P.O. Box 3131
Portland, Oregon  97208

Attention:  Jim Kennedy


                             MODIFICATION AGREEMENT

          THIS MODIFICATION AGREEMENT (the "Modification") is made this 8 day of March , 1996 between COLUMBIA SPORTSWEAR COMPANY, an Oregon corporation ("Borrower"), and FIRST INTERSTATE BANK OF OREGON, N.A. ("Bank").

RECITALS:

          A. Bank loaned Borrower the principal sum of Three Million Four Hundred Sixteen Thousand and no/100 Dollars ($3,426,000.00) (the "Loan") pursuant to that certain loan agreement dated May 19, 1994 between Bank and Borrower (with any amendments, the "Loan Agreement"). The Loan was further evidenced by that certain promissory note dated May 19, 1994 in the original principal sum of $3,416,000.00 made by Borrower in favor of Bank and with an original maturity date of June 1, 2009 (with any amendments, extensions or renewals, the "Note").

          B. The Loan is secured by a commercial deed of trust dated May 19, 1994 granted by Borrower, naming Chicago Title Insurance Company as trustee in favor of Bank as beneficiary (with any amendments, the "Trust Deed"). The Trust Deed encumbers, among other things, the real property described in Exhibit A attached to this Agreement and by this reference made a part of it (the "Real Property"). The Trust Deed was recorded May 19, 1994, Recorder's Fee No. 94-079047, Multnomah county, Oregon, records.

          C. Timothy P. Boyle and Don Santorufo (together, "Boyle & Santorufo") acquired the Real Property and assumed the obligations of Borrower to Bank under the Loan Documents (as defined below) pursuant to the terms of that certain assumption agreement dated June 8, 1994 among Boyle & Santorufo, Borrower and Bank ("Assumption Agreement 1").

          D. The Loan is also secured by an assignment dated December 2, 1994 executed by Borrower, Boyle & Santorufo, collectively as Assignor, in favor of Bank (with any amendments, the "Assignment"). The Assignment was recorded June 1, 1995 as Recorder's Fee No. 95 64429 in the Multnomah County, Oregon, real estate records.

          E. Borrower re-assumed the obligations of Boyle & Santorufo to Bank under the Loan Documents pursuant to the terms of that certain assumption agreement dated the same dated hereof among Borrower, Boyle & Santorufo and Bank ("Assumption Agreement 2")

          F. Borrower and Bank desire that the Trust Deed encumber the Additional Real Property on the terms and conditions set forth below and not otherwise.

Page 14 - MODIFICATION AGREEMENT

          NOW, THEREFORE, in consideration of the foregoing recitals, which are expressly incorporated in and made a part of this Modification, and of the mutual covenants, conditions and promises specified in this Modification, and for other good and valuable consideration, Bank and Borrower agree as follows:

          1. Recitals. The Recitals are true and correct.

          2. Definitions. The terms "Loan Documents" shall mean all documents executed in connection with or contemplated by the Loan, together with all amendments to such documents. The term "Loan Documents' includes, without limitation, the Loan Agreement, Note, Trust Deed, Assignment, and this Modification. Capitalized terms which are defined in the foregoing recitals or other provisions of this Modification shall have the meaning given those terms in such recitals or other provisions. Capitalized terms which are not defined in this Modification and are defined in the Loan Agreement, Note, Trust Deed or Assignment shall have the meaning given those terms in the Loan Agreement, Note, Trust Deed or Assignment.

          3. Trust Deed Encumbers Additional Real Property. The Trust Deed shall encumber, among other collateral, the following real property, which is included in the definition of "Property":

         Lot 2, LEADBETTER INDUSTRIAL PARK, in the City of Portland, County of Multnomah and State of Oregon.

          4. Insurance. Section 6.1 of the Trust Deed is hereby amended by inserting the following warning pursuant to Oregon law:

                          WARNING:

          Unless Borrower provides Bank with evidence of the insurance coverage, Bank may purchase insurance at Borrower's expense to protect Bank's interest. This insurance may, but need not, also protect Borrower's interest. If the Property becomes damaged, the coverage Bank purchases may not pay any claim Borrower makes or any claim made against Borrower. Borrower may later cancel this coverage by providing evidence that Borrower has obtained property coverage elsewhere.

          Borrower is responsible for the cost of any insurance purchased by Bank. The cost of this insurance may be added to Borrower's contract or loan balance. If the cost is added to Borrower's contract or loan balance, the interest rate on the underlying contract or loan will apply to this added amount. The effective date of coverage may be the date Borrower's prior coverage lapsed or the date Borrower failed to provide proof of coverage.

          The coverage Bank purchases may be considerably more expensive than insurance Borrower can obtain on Borrower's own and not satisfy any need for property damage coverage or any mandatory liability insurance requirements imposed by applicable law.

          5. Rights and Remedies on Default. Upon any default by Borrower under the

Page 15 - MODIFICATION AGREEMENT
terms of this Modification, the Note, the Loan Agreement, the Trust Deed, the assignment, or other Loan Documents, Bank shall have all rights and remedies available to it under the Note, Loan Agreement, Trust Deed, Assignment and other Loan Documents, and at law or in equity, and all rights and remedies shall be cumulative and not alternative. The rights and remedies, include, without limitation, declaring the entire outstanding balance of the Loan due and payable.

          6. Effect of Agreement and Priority of Trust Deed Not Affected. This Modification is an amendment of the Trust Deed, and the priority of the Trust Deed shall not be affected by this Modification or by renegotiation or adjustment of the interest rate in the Note upward or downward, which may increase or decrease the amount of periodic payments and may extend the term of the Loan. The priority of the Trust Deed also shall not be affected by the execution of new notes or agreements for modification and extension of the Loan which reflect changes made pursuant to any of the adjustments. Unless otherwise provided by law, the priority of the Trust Deed shall not be affected by any change in terms whether or not it adversely affects subordinate or prior interest holders.

          7. All Other Terms Unmodified. Except as specifically modified by this Modification, the Note, Loan Agreement, Trust Deed, Assignment, and all other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and conditions.

          8. Notice. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY THE BANK AFTER OCTOBER 3, 199 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THE BANK TO BE ENFORCEABLE. BORROWER ACKNOWLEDGES RECEIPT OF A COPY OF THIS MODIFICATION.

          IN WITNESS WHEREOF, Borrower and Bank have caused this Modification to be signed by their duly authorized officers as of the date first written above.

COLUMBIA SPORTSWEAR COMPANY             FIRST INTERSTATE BANK OF OREGON, N.A.

By                                      By
  ---------------------------------       -------------------------------------
Title                                   Title
     ------------------------------          ----------------------------------

STATE OF OREGON                     )
                                    : ss.
County of Multnomah                 )

          The foregoing instrument was acknowledged before this 11 day of March, 1996 by J. Kennedy , who is a Vice President of First Interstate Bank of
Oregon, N.A., on behalf of the association.


                                        /s/ Cheryle Stahel Eastman
                                        ---------------------------------------
                                        Notary Public of Oregon

Page 16 - MODIFICATION AGREEMENT

STATE OF OREGON                     )
                                    : ss.
County of Multnomah                 )

          The foregoing instrument was acknowledged before this 8th day of March , 1996 by Timothy P. Boyle , who is a President of Columbia Sportswear Company, on behalf of the corporation.


                                        /s/ Mary F. Gordon
                                        ---------------------------------------
                                        Notary Public of Oregon

Page 17 - MODIFICATION AGREEMENT

                                    EXHIBIT A




                                Legal Description


Parcel 1 of PARTITION PLAT 1993-131, in the City of Portland, County of Multnomah and State of Oregon.

Metes and Bounds: Commencing at the Northwest corner of said Lot 8, Block 26; thence North 90(degree)00'00" East along the North line of said Lot 8, Block 26,
533.06 feet to the true point of beginning; thence continuing North 90(degree)00'00" Est 508.00 fee; thence South 00(degree)00'00" East, 570.00 feet; thence South 90(degree)00'00" West, 508.00 fee; thence North 00(degree)00'00" West 570.00 feet to the true point of beginning.

EXCEPTING THEREFROM mineral rights as reserved by the State of Oregon by deeded recorded June 28, 1967, in Book 568, Page 1121, Multnomah County Records.

Page 18 - MODIFICATION AGREEMENT